UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 26, 2008
Merck & Co., Inc.

(Exact name of registrant as specified in its charter)

New Jersey	1-3305	22-1109110

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Merck Drive, PO Box 100, Whitehouse Station, NJ	08889-0100

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (908) 423-1000
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EX-10.1: STOCK OPTION TERMS
EX-10.2: RESTRICTED STOCK UNIT TERMS
EX-10.3: RESTRICTED STOCK UNIT TERMS
EX-10.4: PERFORMANCE SHARE UNIT TERMS

Item 1.01. Entry into a Material Definitive Agreement.
Grant of Annual Bonus. On February 26, 2008, the Compensation and Benefits Committee (the “Committee”) of the Board of Directors (the “Board”) of Merck & Co., Inc. (the “Company”) granted the following Executive Incentive Plan (“EIP”) awards to the executives who were named in the Company’s summary compensation table contained in its definitive 2007 Proxy Statement. The award to Mr. Clark, who is the Company’s chairman, president and chief executive officer, was also reviewed and approved by the Board. The awards were made with respect to 2007 performance.

Executive	EIP Award

Richard T. Clark	$4,311,059
Peter S. Kim	1,395,554
David W. Anstice	1,063,614
In addition, the Committee approved a $1,000,000 bonus to Ms. Judy Lewent, the Company’s former Executive Vice President and Chief Financial Officer, in lieu of any payment under the EIP. Mr. Clark made the recommendation to the Committee in order to compensate Ms. Lewent for extending her employment beyond her announced retirement date of July 2007 so that she could assist the Company’s close of the second quarter 2007 and transition to a new Chief Financial Officer.
Revised Long Term Incentive Target
The Committee also recommended, and the Board approved, an increase in Mr. Clark’s target Long Term Incentive (“LTI”) grant from 600,000 to 1,230,000 options (or their equivalent, a portion of which may be received as restricted stock units and performance share units). The increase is intended to position Mr. Clark’s total direct compensation slightly above the median and to maintain a competitive pay mix between base, bonus and LTI. His target LTI is the long-term performance based component of his pay. The overall positioning is slightly above median based on
•	his success and contribution in his role to date;

•	the Company’s improved performance; and

•	his relatively low position compared to his peer group CEOs over the past few years.
Revised LTI Terms
The Company has adopted revised term sheets with respect to its 2007 Incentive Stock Plan, which are filed as exhibits to this report.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
10.1—	Stock option terms for a non-qualified stock option under the Merck & Co., Inc. 2007 Incentive Stock Plan

10.2—	Restricted stock unit terms for annual grant under the Merck & Co., Inc. 2007 Incentive Stock Plan

10.3—	Restricted stock unit terms for Leader Shares grant under the Merck & Co., Inc. 2007 Incentive Stock Plan

10.4—	Performance share unit terms for annual grant under the Merck & Co., Inc. 2007 Incentive Stock Plan

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Merck & Co., Inc.
Date: March 3, 2008	By:	/s/ Debra A. Bollwage
DEBRA A. BOLLWAGE
Senior Assistant Secretary